SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 14, 2002
                        (Date of Earliest Event Reported)

                      JOHN HANCOCK FINANCIAL SERVICES, INC.
               (Exact name of registrant as specified in charter)

                         Commission File Number: 1-15607

              DELAWARE                                  04-3483032
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)


                               John Hancock Place
                           Boston, Massachusetts 02117
                    (Address of principal executive offices)

                                 (617) 572-6000
              (Registrant's telephone number, including area code)

ITEM 9.  REGULATION FD DISCLOSURE

John Hancock Financial Services, Inc. ("JHFS") is furnishing herewith the Statements Under Oath of its Principal Executive Officer and its Principal Financial Officer regarding facts and circumstances relating to Exchange Act Filings as Exhibits 99.1 and 99.2 hereto, respectively, which are included herein. David F. D'Alessandro, Chairman and Chief Executive Officer of JHFS, and Thomas E. Moloney, Senior Executive Vice President and Chief Financial Officer of JHFS, signed these statements, which are being filed with the Securities and Exchange Commission ("SEC") on August 14, 2002, pursuant to the SEC's Order No. 4-460 (June 27, 2002).

JHFS is also furnishing herewith the two forms of Certification, signed by Messrs. D'Alessandro and Moloney, as required by Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350 et seq.) as Exhibits 99.3 and 99.4

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included herein:

Exhibit 99.1 - Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

Exhibit 99.2 - Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

Exhibit 99.3 - Certification Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002.

Exhibit 99.4 - Certification Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    JOHN HANCOCK FINANCIAL SERVICES, INC.


Date:  August 14, 2002              By:  /s/ Thomas E. Moloney
                                         -----------------------------------
                                         Thomas E. Moloney
                                         Senior Executive Vice President and
                                         Chief Financial Officer

                                                                    Exhibit 99.1
                                                                    ------------

                                                          OMB Number:  3235-0569
                                                      Expires:  January 31, 2003



     Statement Under Oath Of Principal Executive Officer Regarding Facts And
                 Circumstances Relating To Exchange Act Filings

I, David F. D'Alessandro, Chairman of the Board and Chief Executive Officer of John Hancock Financial Services, Inc., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of John Hancock Financial Services, Inc., and, except as corrected or supplemented in a subsequent covered report:

       o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

       o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

       o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of John Hancock Financial Services, Inc.;

       o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of John Hancock Financial Services, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

       o any amendments to any of the foregoing.


/s/ David F. D'Alessandro                  Subscribed and sworn to
---------------------------                before me this 14th day of
Signature                                  August, 2002.
David F. D'Alessandro                      /s/  Joan R. Fontes
Chairman of the Board and                  -------------------
 Chief Executive Officer                   Notary Public
                                           My Commission Expires:  June 21, 2007

August 14, 2002

                                                                    Exhibit 99.2
                                                                    ------------

                                                          OMB Number:  3235-0569
                                                      Expires:  January 31, 2003


     Statement Under Oath Of Principal Financial Officer Regarding Facts And
                 Circumstances Relating To Exchange Act Filings

I, Thomas E. Moloney, Senior Executive Vice President and Chief Financial Officer of John Hancock Financial Services, Inc., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of John Hancock Financial Services, Inc., and, except as corrected or supplemented in a subsequent covered report:

       o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

       o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

       o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of John Hancock Financial Services, Inc.;

       o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of John Hancock Financial Services, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

       o any amendments to any of the foregoing.


/s/ Thomas E. Moloney                      Subscribed and sworn to
---------------------------                before me this 14th day of
Signature                                  August, 2002
Thomas E. Moloney                          /s/  Joan R. Fontes
Senior Executive Vice President and        --------------------------
 Chief Financial Officer                   Notary Public
                                           My Commission Expires:  July 21, 2007

August 14, 2002

                                                                    Exhibit 99.3
                                                                    ------------


                            CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350, AS
                         ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the

Sarbanes-Oxley Act of 2002, the undersigned officer of John Hancock Financial

Services, Inc. (the "Company"), hereby certifies, to his knowledge, that:

         (1) the Company's quarterly report on Form 10-Q for the quarter ended

June 30, 2002, (the "Report") fully complies with the requirements of Section

13(a) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the

Company as of and for the periods presented in the Report.



Dated:   August 13, 2002                  /s/  David F. D'Alessandro
                                          --------------------------
                                          Name:    David F. D'Alessandro
                                          Title:   Chairman of the Board and
                                                   Chief Executive Officer





The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss.1350 and is not being filed as part of the Report or as a separate disclosure document.

                                                                    Exhibit 99.4
                                                                    ------------

                            CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350, AS
                         ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the

Sarbanes-Oxley Act of 2002, the undersigned officer of John Hancock Financial

Services, Inc. (the "Company"), hereby certifies, to his knowledge, that:

         (1) the Company's quarterly report on Form 10-Q for the quarter ended

June 30, 2002, (the "Report") fully complies with the requirements of Section

13(a) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the

Company as of and for the periods presented in the Report.


Dated:   August 13, 2002            /s/ Thomas E. Moloney
                                    --------------------------
                                    Name:    Thomas E. Moloney
                                    Title:   Senior Executive Vice President and
                                             Chief Financial Officer






The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss.1350 and is not being filed as part of the Report or as a separate disclosure document.